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                                                                    Exhibit 25.1

                                    Form T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                          13-5160382
         (State of incorporation                              (I. R. S. employer
      if not a U. S. national bank)                          identification no.)

      One Wall Street, New York, NY                                 10286
(Address of principal executive offices)                          (Zip code)

                            Ainsworth Lumber Co. Ltd.
               (Exact name of obligor as specified in its charter)

            British Columbia                                      98-0441677
     (State or other jurisdiction of                          (I. R. S. employer
     incorporation or organization)                          identification no.)

                              1055 Dunsmuir Street
                           Vancouver, British Columbia
                                 Canada V7X 1L3
                                 (604) 661-3200

                  Senior Floating Rate Notes due April 1, 2013
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

     Name                                               Address

     Superintendent of Banks of the State               2 Rector Street, N.Y.,
     New York, NY                                       NY 10006, and Albany,
                                                        12203

     Federal Reserve Bank of New York                   33 Liberty Plaza, N. Y.,
                                                        NY 10045

     Federal Deposit Insurance Corporation              Washington, DC 20429

     New York Clearing House Association                New York, NY 10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16. List of Exhibits.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C. F. R.
     229.10 (D).

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

          4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


          6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
               No. 33-44051.)

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, THE BANK OF NEW YORK, A NEW YORK BANKING CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK AND STATE OF NEW YORK, ON THE 2ND DAY OF JUNE, 2006.

                                        THE BANK OF NEW YORK, AS TRUSTEE


                                        BY: /s/  Stanislav Pertsev
                                            ------------------------------------
                                            Name: Stanislav Pertsev
                                            Title: Assistant Treasurer